U.S. CAN CORPORATION

2005 EQUITY INCENTIVE
PLAN

1. DEFINED TERMS

        Exhibit
A, which is incorporated by reference, defines the terms used in the Plan and sets forth certain operational rules related to those terms.

2. PURPOSE

        The
Plan has been established to advance the interests of the Company by providing for the grant to Participants of Restricted Stock.

3. ADMINISTRATION

        The
Administrator has discretionary authority, subject only to the express provisions of the
Plan, to interpret the Plan; determine eligibility for and grant Awards; determine, modify or waive the terms and conditions of any Award; prescribe forms, rules and procedures; and
otherwise do all things necessary to carry out the purposes of the Plan. Determinations of the Administrator made under the Plan will be conclusive and will bind all parties.

4.
           LIMITS ON AWARDS UNDER THE PLAN

(a)
          Number of Shares. A maximum of 7,046 shares of Common Stock and 22,125 shares of Series B Stock may be delivered in satisfaction of Awards under the Plan.  The number of shares of Stock delivered in satisfaction of Awards shall, for purposes of the preceding sentence, be determined net of any shares of Stock that may be withheld by the Company in payment of the purchase price or in satisfaction of tax withholding requirements with respect to Awards. Stock issued under awards of an acquired company that are converted, replaced or adjusted in connection with the acquisition shall not reduce the number of shares available for Awards under the Plan.

(b)
          Type of Shares. Stock delivered by the Company under the
          Plan may be authorized but unissued Stock or previously issued Stock acquired by the Company.

5.
          ELIGIBILITY AND PARTICIPATION

        The
Administrator will select Participants from among those key Employees and directors of, and consultants and advisors to, the Company or its Affiliates who, in the opinion of the
Administrator, are in a position to make a significant contribution to the success of the
Company and its Affiliates.

6.
          RULES APPLICABLE TO AWARDS

(a)
          General Rules

(1)
           Award Provisions. The Administrator will determine the
          terms of all Awards, subject to the limitations provided herein. By accepting any Award granted hereunder, the Participant agrees to the terms of the Award and the Plan. Notwithstanding any provision of this Plan to the contrary, awards of an acquired company that are converted, replaced or adjusted in connection with the acquisition may contain terms and conditions that are inconsistent with the terms and conditions specified herein, as determined by the Administrator.

(2)
           Term of Plan. No Awards may be made after October 15,
          2015, but previously granted Awards may continue beyond that date in accordance with their terms.

(3)
           Transferability. No Awards may be transferred other
          than by will or by the laws of descent and distribution.

(4)
           Vesting, Etc. The Administrator may determine the time
          or times at which an Award will vest. Without limiting the foregoing, the
          Administrator may at any time accelerate the vesting of an Award, regardless of any adverse or potentially adverse tax consequences resulting from such acceleration. Unless the Administrator expressly provides otherwise, however, immediately upon the cessation of the Participant’s Employment all Awards that are then held by the Participant or by the Participant’s permitted transferees, if any, to the extent not already vested will be forfeited

(5)
           Taxes. The Administrator will make such provision for
          the withholding of taxes as it deems necessary.

(6)
           Rights Limited. Nothing in the Plan will be construed
          as giving any person the right to continued employment or service with the
          Company or its Affiliates, or any rights as a stockholder except as to shares of
          Stock actually issued under the Plan. The loss of existing or potential profit in Awards will not constitute an element of damages in the event of termination of Employment for any reason, even if the termination is in violation of an obligation of the Company or Affiliate to the Participant.

(7)
           Application of Section 409A. Notwithstanding anything
          in this Plan to the contrary, any grant of an Award shall satisfy the requirements of Section 409A of the Code, to the extent applicable.

(8)
           Adminstrator’s Discretion. The
          terms of Awards of the same type need not be identical, and the Administrator need not treat Participants uniformly (subject to the requirements of applicable law).

(b)
          Restricted Stock. Restricted Stock may be delivered in
          exchange for such lawful consideration, including services, as the Administrator determines, subject to the following provisions:

(1)
           Restricted Stock Agreement. The Administrator may
          require, as a condition to an Award, that a recipient of a Restricted Stock
          Award enter into a Restricted Stock Award Agreement, setting forth the terms and conditions of the Award. In particular, but not in limitation of the foregoing, a Restricted Stock Award Agreement will provide that the recipient agrees to be bound by all of the terms, conditions and provisions of the Stockholders
          Agreement and shall execute a counterpart to the Stockholders Agreement. In lieu of a Restricted Stock Award Agreement, the Administrator may provide the terms and conditions of an Award in a notice to the Participant of the Award, on the
          Stock certificate representing the Restricted Stock, in the resolution approving the Award, or in such other manner as it deems appropriate.

(2)
           Transferability and Other Restrictions. Except as otherwise provided in this Section 6, the shares of Restricted Stock granted herein may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Restricted Period, and shall be subject to any additional restrictions on transfer set forth in the Stockholders
          Agreement. If a Participant undergoes a termination of employment for any reason during the Restricted Period, the Company may purchase the shares of Restricted
          Stock subject to such restrictions and conditions for the amount of cash paid by the Participant for such shares; provided, that if no cash was paid by the Participant any such shares of Restricted Stock that would otherwise be subject to repurchase by the Company in accordance with the foregoing shall be automatically forfeited to the Company. During the Restricted Period with respect to any shares of Restricted Stock, the Company shall have the right to retain in the Company’s possession the certificate or certificates representing such shares. The Administrator may at any time, in its sole discretion, waive all or any part of the restrictions and conditions with regard to all or any part of the shares held by any Participant.

(3)
           Voting Rights, Dividends and Other Distributions.
          During the Restricted Period, Participants holding shares of Restricted Stock granted hereunder may exercise full voting rights and shall receive all regular cash dividends paid with respect to such shares. Except as the Administrator shall otherwise determine, any other cash dividends and other distributions paid to Participants with respect to shares of Restricted Stock including any dividends and distributions paid in shares shall be subject to the same restrictions and conditions as the shares of Restricted Stock with respect to which they were paid.

(4)
           Notice of Section 83(b) Election. Any Participant
          making an election under Section 83(b) of the Code with respect to Restricted
          Stock must provide a copy thereof to the Company within 10 days of filing such election with the Internal Revenue Service.

7.
          EFFECT OF CERTAIN TRANSACTIONS

(a)
          Mergers, etc. Except as otherwise
          provided in an Award, in the event of a Covered Transaction outstanding shares of Restricted Stock shall be treated in the same manner as other shares of
          Stock, other than with respect to performance or other vesting conditions. If the Covered Transaction is one in which holders of Stock will receive upon consummation a payment (whether cash, non-cash or a combination of the foregoing), the Administrator may provide for payment (a “cash-out”), with respect to some or all Awards, equal in value to the fair market value of the shares of Stock (as determined by the Administrator in its reasonable discretion) included in the Award, on such payment terms (which need not be the same as the terms of payment to holders of Stock other than Restricted Stock)
          and other terms, and subject to such conditions, as the Administrator determines. Any share of Stock delivered pursuant to this Section 7(a) with respect to an Award may, in the discretion of the Administrator, contain such restrictions, if any, as the Administrator deems appropriate to reflect any performance or other vesting conditions to which the Award was subject. The
          Administrator may require that any amounts or property delivered, exchanged or otherwise paid in respect of such Stock in connection with the Covered
          Transaction be placed in escrow or otherwise made subject to such restrictions as the Administrator deems appropriate to carry out the intent of the Plan.

(b)
          Changes in and Distributions With Respect to Stock

(1)
           Basic Adjustment Provisions. In the event of a stock
          dividend, stock split or combination of shares (including a reverse stock split), recapitalization or other change in the Company’s capital structure, the Administrator will make appropriate adjustments to the maximum number of shares specified in Section 4(a) that may be delivered under the Plan and will also make appropriate adjustments to the number and kind of shares of stock or securities subject to Awards then outstanding or subsequently granted and any other provision of Awards affected by such change.

(2)
           Certain Other Adjustments. The Administrator may also
          make adjustments of the type described in Section 7(b)(1) above to take into account distributions to stockholders other than those provided for in expressly in this Section 7, or any other event, if the Administrator determines that adjustments are appropriate to avoid distortion in the operation of the Plan and to preserve the value of Awards made hereunder.

(3)
           Continuing Application of Plan Terms. References in
          the Plan to shares of Stock will be construed to include any stock or securities resulting from an adjustment pursuant to this Section 7.

8.
          LEGAL CONDITIONS ON DELIVERY OF STOCK

        The
Company will not be obligated to deliver any shares of Stock pursuant to the Plan or to remove any restriction from shares of Stock previously delivered under the Plan until: (i)
the Company is satisfied that all legal matters in connection with the issuance and delivery of such shares have been addressed and resolved; (ii) if the outstanding Stock is at the time of delivery listed on any stock exchange or national market system, the shares to be delivered have been listed or authorized to be listed on such exchange or system upon official notice of issuance; and (iii) all conditions of the Award have been satisfied or waived. If the sale of Stock has not been registered under the Securities Act of 1933, as amended, the Company may require, as a condition to exercise of the Award, such representations or agreements as counsel for the Company may consider appropriate to avoid violation of such Act. The Company may require that certificates evidencing Stock issued under the Plan bear an appropriate legend reflecting any restriction on transfer applicable to such Stock.

9. AMENDMENT AND
TERMINATION

        The
Administrator may at any time or times amend the Plan or any outstanding Award for any purpose which may at the time be permitted by law, and may at any time terminate the Plan as to any future grants of Awards; provided, that except as otherwise expressly provided in the Plan the Administrator may not, without the Participant’s consent, alter the terms of an Award so as to affect adversely the Participant’s rights under the Award, unless the Administrator expressly reserved the right to do so at the time of the Award. Any amendments to the Plan shall be conditioned upon stockholder approval only to the extent, if any, such approval is required by law (including the Code), as determined by the Administrator.

10. OTHER COMPENSATION
ARRANGEMENTS

        The
existence of the Plan or the grant of any Award will not in any way affect the
Company’s right to Award a person bonuses or other compensation in addition to Awards under the Plan.

11. WAIVER OF JURY TRIAL

        By
accepting an Award under the Plan, each Participant waives any right to a trial by jury in any action, proceeding or counterclaim concerning any rights under the Plan and any Award, or under any amendment, waiver, consent, instrument, document or other agreement delivered or which in the future may be delivered in connection therewith, and agrees that any such action, proceedings or counterclaim shall be tried before a court and not before a jury.
By accepting an Award under the Plan, each Participant certifies that no officer, representative, or attorney of the Company has represented, expressly or otherwise, that the Company would not, in the event of any action, proceeding or counterclaim, seek to enforce the foregoing waivers.

EXHIBIT A

Definition of Terms

        The
following terms, when used in the Plan, will have the meanings and be subject to the provisions set forth below:

        “Administrator”:
The Board, except that the Board may delegate its authority under the Plan to a committee of the Board, in which case references herein to the Board shall refer to such committee.
The Board may delegate (i) to one or more of its members such of its duties, powers and responsibilities as it may determine; (ii) to one or more officers of the Company the power to grant rights or options to the extent permitted by Section 157(c) of the Delaware
General Corporation Law; (iii) to one or more officers of the Company the authority to allocate other Awards among such persons (other than officers of the Company) eligible to receive Awards under the Plan as such delegated officer or officers determine consistent with such delegation; provided, that with respect to any delegation described in this clause (iii) the Board (or a properly delegated member or members of the Board) shall have authorized the issuance of a specified number of shares of Stock under such Awards and shall have specified the consideration, if any, to be paid therefor; and (iv) to such
Employees or other persons as it determines such ministerial tasks as it deems appropriate. In the event of any delegation described in the preceding sentence, the term
“Administrator” shall include the person or persons so delegated to the extent of such delegation. On and after registration of either Common Stock or the Series B Stock under the Securities Exchange Act of 1934, the Board shall delegate the power to select directors and officers to receive awards under the Plan and the timing, pricing, and amount of such awards to a committee, all members of which shall be disinterested persons within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934 and outside directors within the meaning of section 162(m)(4)(c)(i) of the Code.

        “Affiliate”:
Any corporation or other entity owning, directly or indirectly, 50% or more of the outstanding Stock of the Company, or in which the Company or any such corporation or other entity owns, directly or indirectly, 50% of the outstanding capital stock (determined by aggregate voting rights) or other voting interests.

      “Award”:
A grant of Restricted Stock.

         "Board":  The Board of Directors of the Company.

         "Code":  The U.S. Internal Revenue Code of 1986 as from time to time amended and in effect, or any successor statute as from time to time in effect.

         "Common Stock":  The $10.00 par value per share common stock of the Company.

         "Company":  U.S. Can Corporation, a Delaware corporation.

        “Covered
Transaction”: Any of (i) a consolidation, merger, or similar transaction or series of related transactions, including a sale or other disposition of stock, in which the Company is not the surviving corporation or which results in the acquisition of all or substantially all of the Company’s then outstanding common stock by a single person or entity or by a group of persons and/or entities acting in concert, (ii) a sale or transfer of all or substantially all the Company’s assets, or (iii) a dissolution or liquidation of the Company. Where a Covered Transaction involves a tender offer that is reasonably expected to be followed by a merger described in clause
(i) (as determined by the Administrator), the Covered Transaction shall be deemed to have occurred upon consummation of the tender offer.

         "Employee":  Any person who is employed by the Company or an Affiliate.

        “Employment”:
A Participant’s employment or other service relationship with the Company and its
Affiliates. Employment will be deemed to continue, unless the Administrator expressly provides otherwise, so long as the Participant is employed by, or otherwise is providing services in a capacity described in Section 5 to the Company or its Affiliates. If a
Participant’s employment or other service relationship is with an Affiliate and that entity ceases to be an Affiliate, the Participant’s Employment will be deemed to have terminated when the entity ceases to be an Affiliate unless the Participant transfers
Employment to the Company or its remaining Affiliates.

         "Participant":  Any person who is granted an Award under the Plan.

         "Plan":  The U.S. Can Corporation 2005 Equity Incentive Plan as from time to time amended and in effect.

        “Restricted
Period”: A period established by the Administrator during which a share of
Restricted Stock is subject to restrictions and conditions as set forth by the
Administrator.

        “Restricted
Stock”: Stock subject to restrictions requiring that it be redelivered or offered for sale to the Company if specified conditions are not satisfied.

         "Restricted Stock Award Agreement":  An Agreement setting forth the terms and conditions of the Restricted Stock Award.

         "Series B Stock":  The $10.00 par value per share Series B Senior Preferred Stock of the Company.

         "Stock":  The Common Stock and Series B Stock of the Company.

        “Stockholders
Agreement”: The Stockholders Agreement dated October 4, 2000 by and among the
Company and the Stockholders (as defined in the Stockholders Agreement), as it may be amended from time to time, or such other stockholders agreement of the Company then in place designated by the Board.